                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


             ----------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                  02-Dec-96


                        The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
             Transworld Insurance Company d/b/a Educaid, As Seller
      ------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


New Jersey                                                22-2293022
----------                                                ----------
Arizona                 33-89200                          86-0255348
-------                 --------                          ----------

State or other          (Commission                       (IRS Employer
jurisdiction of         File Number)                      ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                      908-686-2000
                                                          ----------------


                                       n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5  Other Events
        ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution Dates:




        A-5.................................................. 02-Dec-96
                                                              06-Dec-96
                                                              13-Dec-96
                                                              20-Dec-96
                                                              27-Dec-96
        A-6.................................................. 24-Dec-96




Item 7  Financial Statements and Exhibits
        ---------------------------------

        The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CLASSNOTES TRUST 1995-I


                                      THE MONEY STORE INC., Representative
                                      TRANS-WORLD INSURANCE COMPANY, Seller




                                      By: /s/ Harry Puglisi
                                      ----------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer
                                                 of The Money Store Inc. and
                                      Trans-World Insurance Company
                                                 d/b/a Educaid


        Dated:    01/14/97

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                           CLASSNOTES TRUST 1995 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement
           CLASS A-5    Determination Date                            11/25/96
Cusip # 182743ABO       Distribution Date                             12/02/96
                        Record Date                                   11/27/96
==============================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                      140,016.67
               Per $50,000 original principal amount of the Notes                    75.277778


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000


(iv)       Pool Balance at end of preceding Collection Period                   524,047,536.78


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-5 NOTES                                                93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                                   CLASS A-5 NOTES
                                      PERIOD 1                                        5.340000%
                                      PERIOD 2                                        5.350000%
                                      PERIOD 3                                        5.375000%
                                    CURRENT RATE (Based on Auction)                   5.420000%

                 2.  NET LOAN RATE
                               PERIOD 1                                            6.702500%
                               PERIOD 2                                            6.762000%
                               PERIOD 3                                            6.637500%

           (b)  Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate                     171,468.75

(vii)      (a)  Service Fee for related Collection Period (Pro Rata)               33,852.17
                Per $50,000 original principal amount of the Notes                 18.200091

           (b)  Service Fee Carryover for related Collection Period
                1.  Distributed                                                         0.00
                Per $50,000 original principal amount of the Notes                  0.000000

                2.  Remaining Balance                                                   0.00
                Per $50,000 original principal amount of the Notes                  0.000000


(viii)     Amount of Fees for related Collection Period:

                1.  Administration Fee  (Pro Rata)                                  1,162.50
                Per $50,000 original principal amount of the Notes                  0.625000

                2.  Auction Agent Fee  (Pro Rata)                                  21,422.29
                Per $50,000 original principal amount of the Notes                 11.517361

                3.  Indenture Trustee Fee  (Pro Rata)                                   0.00
                Per $50,000 original principal amount of the Notes                  0.000000

                4.  Eligible Lender Trustee Fee  (Pro Rata)                           698.64
                Per $50,000 original principal amount of the Notes                  0.375613

                5.  Surety Provider Fee  (Pro Rata)                                 6,587.50
                Per $50,000 original principal amount of the Notes                  3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                   0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                    0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                         0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                               0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                   0.00

           (c)     Amount in the Reserve Account                                2,126,868.11


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                   0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                 0.00

           (b)     Amount in the Pre-Funding Account                                            184,943.76

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                          0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                  0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                           0.00

(xviii)    As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                        4,021,807.33
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                        2,487,258.15
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                       4,896,599.58
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                        1,673,011.94
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                               1,704,655.47

(xix)     Parity Percentage             Numerator               564,471,480.51
                                                                --------------
          as of 10/31/96              Denominator               552,007,776.56                     102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                     176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                      0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                            CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement
      CLASS A-5     Determination Date                             12/02/96
Cusip # 182743ABO   Distribution Date                              12/06/96
                    Record Date                                    12/04/96
===========================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                          56,316.67
                Per $50,000 original principal amount of the Notes                                                       30.277778


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                       524,047,536.78


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                                                      93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                     1.  Auction Rate for the prior Interest Period:

                                                 CLASS A-5 NOTES
                                                    PERIOD 1                                                             5.350000%
                                                    PERIOD 2                                                             5.375000%
                                                    PERIOD 3                                                             5.420000%
                                                  CURRENT RATE                     (Based on Auction)                    5.450000%

                 2.  NET LOAN RATE
                                PERIOD 1                                 6.702500%
                                PERIOD 2                                 6.762000%
                                PERIOD 3                                 6.637500%

           (b)   Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate           68,871.67

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)   33,852.17
                 Per $50,000 original principal amount of the Notes      18.200091

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                              0.00
                 Per $50,000 original principal amount of the Notes       0.000000

                 2.  Remaining Balance                                        0.00
                 Per $50,000 original principal amount of the Notes       0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                       1,162.50
                 Per $50,000 original principal amount of the Notes       0.625000

                 2.  Auction Agent Fee  (Pro Rata)                       21,422.29
                 Per $50,000 original principal amount of the Notes      11.517361

                 3.  Indenture Trustee Fee  (Pro Rata)                        0.00
                 Per $50,000 original principal amount of the Notes       0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                698.64
                 Per $50,000 original principal amount of the Notes       0.375613

                 5.  Surety Provider Fee  (Pro Rata)                      6,587.50
                 Per $50,000 original principal amount of the Notes       3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                         0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                          0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                               0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                     0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                         0.00

           (c)     Amount in the Reserve Account                      2,126,868.11


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                         0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                     0.00

         (b)     Amount in the Pre-Funding Account                                                184,943.76

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                            0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                    0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                               0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                           4,021,807.33
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                           2,487,258.15
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                          4,896,599.58
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                           1,673,011.94
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                  1,704,655.47

(xix)     Parity Percentage                           Numerator          564,471,480.51
                                                                         --------------
          as of 10/31/96                            Denominator          552,007,776.56              102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                       176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                        0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
Harry Puglisi
Treasurer

                                                   TRANS-WORLD INSURANCE COMPANY
                                                        2840 MORRIS AVENUE
                                                         UNION, NJ  07083

                                                     CLASSNOTES TRUST 1995 - I
                       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                       CLASS A-5       Determination Date                     12/09/96
                 Cusip # 182743ABO     Distribution Date                      12/13/96
                                       Record Date                            12/11/96
===================================================================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                          97,650.00
                Per $50,000 original principal amount of the Notes                                                       52.500000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                               0.00
                Per $50,000 original principal amount of the Notes                                                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                       524,047,536.78


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                                                      93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                     1.  Auction Rate for the prior Interest Period:

                                                  CLASS A-5 NOTES
                                                     PERIOD 1                                                            5.375000%
                                                     PERIOD 2                                                            5.420000%
                                                     PERIOD 3                                                            5.450000%
                                                   CURRENT RATE                     (Based on Auction)                   5.400000%

                 2.  NET LOAN RATE
                          PERIOD 1                                          6.702500%
                          PERIOD 2                                          6.762000%
                          PERIOD 3                                          6.637500%

          (b)  Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate               120,525.42

(vii)     (a)  Service Fee for related Collection Period  (Pro Rata)        33,852.17
               Per $50,000 original principal amount of the Notes           18.200091

          (b)  Service Fee Carryover for related Collection Period
               1.  Distributed                                                   0.00
               Per $50,000 original principal amount of the Notes            0.000000

               2.  Remaining Balance                                             0.00
               Per $50,000 original principal amount of the Notes            0.000000


(viii)     Amount of Fees for related Collection Period:

           1.  Administration Fee  (Pro Rata)                                1,162.50
           Per $50,000 original principal amount of the Notes                0.625000

           2.  Auction Agent Fee  (Pro Rata)                                21,422.29
           Per $50,000 original principal amount of the Notes               11.517361

           3.  Indenture Trustee Fee  (Pro Rata)                                 0.00
           Per $50,000 original principal amount of the Notes                0.000000

           4.  Eligible Lender Trustee Fee  (Pro Rata)                         698.64
           Per $50,000 original principal amount of the Notes                0.375613

           5.  Surety Provider Fee  (Pro Rata)                               6,587.50
           Per $50,000 original principal amount of the Notes                3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                            0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                             0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                  0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                        0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                            0.00

           (c)     Amount in the Reserve Account                         2,126,868.11


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                            0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                       0.00

         (b)     Amount in the Pre-Funding Account                                                  184,943.76

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                              0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                      0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                 0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                             4,021,807.33
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                             2,487,258.15
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                            4,896,599.58
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                             1,673,011.94
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                    1,704,655.47

(xix)     Parity Percentage                          Numerator            564,471,480.51
                                                                          --------------
          as of  10/31/96                          Denominator            552,007,776.56               102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                         176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                          0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
 Harry Puglisi
   Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


=======================================================================================================
                               CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5   Determination Date                                12/16/96
Cusip # 182743ABO      Distribution Date                                 12/20/96
                       Record Date                                       12/18/96
=======================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                  CLASS A-5 NOTES                                                                  0.00
                  Per $50,000 original principal amount of the Notes                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                  CLASS A-5 NOTES                                                             96,926.67
                  Per $50,000 original principal amount of the Notes                          52.111111


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                  CLASS A-5 NOTES                                                                  0.00
                  Per $50,000 original principal amount of the Notes                           0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                  CLASS A-5 NOTES                                                                  0.00
                  Per $50,000 original principal amount of the Notes                           0.000000


(iv)       Pool Balance at end of preceding Collection Period                            524,047,536.78


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                 CLASS A-5 NOTES                                                          93,000,000.00


(vi)       Applicable Interest Rate:
              (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                                          CLASS A-5 NOTES
                                             PERIOD 1                                         5.420000%
                                             PERIOD 2                                         5.450000%
                                             PERIOD 3                                         5.400000%
                                           CURRENT RATE       (Based on Auction)              5.360000%

                    2.  NET LOAN RATE
                             PERIOD 1                                                6.702500%
                             PERIOD 2                                                6.762000%
                             PERIOD 3                                                6.637500%

            (b)   Amount of Interest that would have been paid
                  on such Note Distribution Date if Interest was
                  calculated instead based on the Net Loan Rate                     120,525.42

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)               33,852.17
                      Per $50,000 original principal amount of the Notes             18.200091

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                         0.00
                      Per $50,000 original principal amount of the Notes              0.000000

                  2.  Remaining Balance                                                   0.00
                      Per $50,000 original principal amount of the Notes              0.000000


(viii)     Amount of Fees for related Collection Period:

                  1.  Administration Fee  (Pro Rata)                                  1,162.50
                      Per $50,000 original principal amount of the Notes              0.625000

                  2.  Auction Agent Fee  (Pro Rata)                                  21,422.29
                      Per $50,000 original principal amount of the Notes             11.517361

                  3.  Indenture Trustee Fee  (Pro Rata)                                   0.00
                      Per $50,000 original principal amount of the Notes              0.000000

                  4.  Eligible Lender Trustee Fee  (Pro Rata)                           698.64
                      Per $50,000 original principal amount of the Notes              0.375613

                  5.  Surety Provider Fee  (Pro Rata)                                 6,587.50
                      Per $50,000 original principal amount of the Notes              3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                     0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                      0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                           0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                 0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                     0.00

           (c)     Amount in the Reserve Account                                  2,126,868.11


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                     0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                 0.00

         (b)     Amount in the Pre-Funding Account                                            184,943.76

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                        0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                       4,021,807.33
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                       2,487,258.15
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                      4,896,599.58
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                       1,673,011.94
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                              1,704,655.47

(xix)     Parity Percentage                        Numerator       564,471,480.51
                                                                   --------------
          as of 10/31/96                         Denominator       552,007,776.56                102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                    0.00


The Money Store, Inc.


By: /s/ Harry Puglisi
---------------------
    Harry Puglisi
      Treasurer


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083
==================================================================================================
                                  CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5      Determination Date                               12/23/96
Cusip # 182743ABO         Distribution Date                                12/27/96
                          Record Date                                      12/24/96
==================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                    100,362.50
                     Per $50,000 original principal amount of the Notes                  53.958333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(iv)       Pool Balance at end of preceding Collection Period                       520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                 93,000,000.00


(vi)       Applicable Interest Rate:
           (a)   In general:
                   1.  Auction Rate for the prior Interest Period:

                                        CLASS A-5 NOTES
                                           PERIOD 1                                      5.450000%
                                           PERIOD 2                                      5.400000%
                                           PERIOD 3                                      5.360000%
                                         CURRENT RATE     (Based on Auction)             5.550000%

                     2.  NET LOAN RATE
                                     PERIOD 1                                          6.702500%
                                     PERIOD 2                                          6.762000%
                                     PERIOD 3                                          6.637500%

             (b)   Amount of Interest that would have been paid
                   on such Note Distribution Date if Interest was
                   calculated instead based on the Net Loan Rate                      120,525.42

(vii)        (a)   Service Fee for related Collection Period  (Pro Rata)               39,423.06
                   Per $50,000 original principal amount of the Notes                  21.195194

             (b)   Service Fee Carryover for related Collection Period
                   1.  Distributed                                                          0.00
                       Per $50,000 original principal amount of the Notes               0.000000

                  2.  Remaining Balance                                                     0.00
                      Per $50,000 original principal amount of the Notes                0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                  1,162.50
                        Per $50,000 original principal amount of the Notes              0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                  21,422.29
                        Per $50,000 original principal amount of the Notes             11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                   0.00
                         Per $50,000 original principal amount of the Notes             0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                           703.59
                        Per $50,000 original principal amount of the Notes              0.378272

                    5.  Surety Provider Fee  (Pro Rata)                                 6,807.08
                        Per $50,000 original principal amount of the Notes              3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                       0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                        0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                             0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                   0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                       0.00

           (c)     Amount in the Reserve Account                                    2,145,545.18


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                       0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                      0.00

         (b)     Amount in the Pre-Funding Account                                                 186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                             0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                             5,356,432.99
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                             3,013,303.29
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                            4,652,724.59
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                             1,192,888.35
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                                    2,418,054.55

(xix)    Parity Percentage                                 Numerator          562,655,271.96
                                                                              --------------
         as of 11/30/96                                  Denominator          552,344,605.30          101.87%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                        219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                         0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
    Harry Puglisi
      Treasurer

                                                   TRANS-WORLD INSURANCE COMPANY
                                                        2840 MORRIS AVENUE
                                                         UNION, NJ  07083

                                                    CLASSNOTES TRUST  1995 - I
                       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                       CLASS A-6              Determination Date                           12/18/96
                 Cusip #  182743AC8           Distribution Date                            12/24/96
                                              Record Date                                  12/20/96
==================================================================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                                                              0.00
               Per $50,000 original principal amount of the Notes                                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                                                  415,800.00
                     Per $50,000 original principal amount of the Notes                                               210.000000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                                                        0.00
                     Per $50,000 original principal amount of the Notes                                                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                                                        0.00
                     Per $50,000 original principal amount of the Notes                                                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                     520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                                               99,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                     1.  Auction Rate for the prior Interest Period:

                                                   CLASS A-6 NOTES
                                                      PERIOD 1                                                         5.480000%
                                                      PERIOD 2                                                         5.480000%
                                                      PERIOD 3                                                         5.375000%
                                                    CURRENT RATE                             (Based on Auction)        5.400000%

                       2.  NET LOAN RATE
                                                      PERIOD 1                                                         6.702500%
                                                      PERIOD 2                                                         6.762000%
                                                      PERIOD 3                                                         6.637500%

               (b)   Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                                                    512,902.50

(vii)          (a)   Service Fee for related Collection Period  (Pro Rata)                                             41,966.48
                     Per $50,000 original principal amount of the Notes                                                21.195192

               (b)   Service Fee Carryover for related Collection Period
                     1.  Distributed                                                                                        0.00
                     Per $50,000 original principal amount of the Notes                                                 0.000000

                     2.  Remaining Balance                                                                                  0.00
                     Per $50,000 original principal amount of the Notes                                                 0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                                  1,237.50
                    Per $50,000 original principal amount of the Notes                                                  0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                                  22,804.38
                    Per $50,000 original principal amount of the Notes                                                 11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                                   0.00
                    Per $50,000 original principal amount of the Notes                                                  0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                           748.98
                    Per $50,000 original principal amount of the Notes                                                  0.378272

                    5.  Surety Provider Fee  (Pro Rata)                                                                 7,246.25
                    Per $50,000 original principal amount of the Notes                                                  3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                                       0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                                        0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                                             0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                                   0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                                       0.00

           (c)     Amount in the Reserve Account                                                                    2,145,545.18


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                                       0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                   0.00

         (b)     Amount in the Pre-Funding Account                                              186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                       0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                          0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                  0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                             0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                         5,356,432.99
              Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                        3,013,303.29
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                       4,652,724.59
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                        1,192,888.35
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                               2,418,054.55

(xix)     Parity Percentage                      Numerator                 562,655,271.96
                                                                           --------------
          as of 11/30/96                       Denominator                 552,344,605.30          101.87%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                     219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                      0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
    Harry Puglisi
      Treasurer